Exhibit 10.2

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this
“Amendment”), dated as of March 1, 2024, is entered into by and among, CARLYLE SECURED LENDING III, a Delaware statutory trust (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC., as the Administrative Agent for the Secured Parties (in such capacity, the “Administrative Agent”) and MORGAN STANLEY BANK, N.A., as the Letter of Credit Issuer and a Lender (the “Lender”).

WHEREAS, the Borrower, the Administrative Agent and the Lender have entered into that certain Revolving Credit Agreement, dated as of April 22, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Credit Agreement as herein provided to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions; Construction. All capitalized terms not otherwise defined herein are used as defined in the Credit Agreement.

SECTION 2. Amendments to the Credit Agreement.

2.1.    Effective as of the Effective Date (as defined below), certain sections of the Credit Agreement (including the Schedules thereto) are hereby amended as set forth on Annex A to this Amendment and certain sections of the exhibits to the Credit Agreement are hereby amended as set forth on Annex B to this Amendment. Language being inserted into the applicable section of the Credit Agreement and applicable exhibit is evidenced by blue underlined text. Language being deleted from the applicable section of the Credit Agreement and applicable exhibit is evidenced by red strike-through text.
2.2.    Existing Canadian Dollar Loans. Any Loans denominated in Canadian Dollars that are outstanding as of the Effective Date (“Existing C$ Loans”) shall automatically convert to Term CORRA Rate Loans in the amount of such Existing C$ Loan on the day after the applicable Interest Payment Date for such Loan, unless the applicable Borrower Party provides notice to the Administrative Agent at least four (4) Business Days prior to such conversion date that such Borrower Party intends to repay such Loan in accordance with the terms of the Credit Agreement. For the avoidance of doubt, any new Loans denominated in Canadian Dollars shall be Term CORRA Rate Loans.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent shall have received the following:

3.1.    a counterpart (or counterparts) of this Amendment, executed and delivered by each of the parties hereto;

3.2.    correct and complete copies of the certified resolutions (or similar authorizing documents) of the Borrower, authorizing the entry into the transactions contemplated by this Amendment, and in effect on the Effective Date;

3.3.    the Amended and Restated Fee Letter, duly executed by the Borrower and the Administrative Agent;

3.4.    payment of all fees due and owing under the Amended and Restated Fee Letter, which fees shall be fully earned on the Effective Date and shall be non-refundable when paid;
3.5.    if requested by the Administrative Agent, a new or updated Beneficial Ownership Certification, as applicable, in relation to each Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation; and

3.6.    payment of all fees and other amounts due and payable on or prior to the date hereof and to the extent invoiced, reimbursement or payment of all reasonable expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, including, without limitation, the reasonable fees and disbursements invoiced through the date hereof of the Administrative Agent’s special counsel, Cadwalader, Wickersham & Taft LLP.

SECTION 4. Miscellaneous.

4.1.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

4.2.    References to the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Credit Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.3.    Representations and Warranties. The Borrower hereby represents and warrants as of the date hereof that (a) this Amendment is the legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, subject to Debtor Relief Laws and general equitable principles (whether considered in a proceeding in equity or at law); (b) no Event of Default or Default has occurred and is continuing; and (c) the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of the Effective Date with the same force and effect as if made on and

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as of the Effective Date (except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of such earlier date).

4.4.    Reaffirmation of Obligations. The Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment; (b) affirms all of its obligations under the Loan Documents; and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge any of the Borrower’s obligations under the Loan Documents and do not constitute a novation of such obligations.

4.5.    Reaffirmation of Security Interests. The Borrower (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting; and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

4.6.    No Other Changes. Except as specifically amended by this Amendment, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.7.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

4.8.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
4.9.    Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns as provided in the Credit Agreement.
4.10.    Headings. Section headings in this Amendment are for convenience of reference only and shall in no way affect the interpretation of this Amendment.
4.11.    Multiple Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile, electronic mail (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (other than any DocuSign electronic signature)) or in portable document format), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which taken together shall constitute one and the same

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agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGES FOLLOW.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:

CARLYLE SECURED LENDING III, a
Delaware statutory trust,

By:
Name: Thomas M. Hennigan
Title: Chief Financial Officer and Chief Risk Officer

By:
Name: Nelson Joseph
Title: Treasurer and Principal Accounting Officer

MS – CSL III – First Amendment to Revolving Credit Agreement

ADMINISTRATIVE AGENT:

MORGAN STANLEY SENIOR FUNDING,
INC., as Administrative Agent and Sole Lead Arranger

By:         Name:
Title:

MS – CSL III – First Amendment to Revolving Credit Agreement

LENDER:

MORGAN STANLEY BANK, N.A., as Letter
of Credit Issuer and a Lender

By:         Name:
Title:

MS – CSL III – First Amendment to Revolving Credit Agreement